EXHIBIT 32.1

                                   QUIPP, INC.

                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
          REQUIRED BY RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT
                        OF 1934 AND 18 U.S.C SECTION 1350

         I, Michael S. Kady, Chief Executive Officer of Quipp, Inc., a Florida corporation (the "Company"), hereby certify that, based on my knowledge:

         (1) The Company's quarterly report on Form 10-Q for the period ended September 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *




/s/ MICHAEL S. KADY
-------------------
Michael S. Kady
Chief Executive Officer

Date:    November 15, 2004